                                                                  Exhibit 10.1.1

                               FIRST MODIFICATION
                     TO BUSINESS LOAN AND SECURITY AGREEMENT


              THIS FIRST MODIFICATION TO BUSINESS LOAN AND SECURITY AGREEMENT (this "Modification") is made as of the 22nd day of December, 1998, by and among
(i) FIRST UNION COMMERCIAL CORPORATION, a North Carolina corporation (the "Lender"), having offices at 1970 Chain Bridge Road, 9th Floor, McLean, Virginia 22102; (ii) CONDOR TECHNOLOGY SOLUTIONS, INC., a Delaware corporation (the "Parent Company"); MANAGEMENT SUPPORT TECHNOLOGY CORP., a Delaware corporation, COMPUTER HARDWARE MAINTENANCE COMPANY, INC., a Pennsylvania corporation, FEDERAL COMPUTER CORPORATION, a Virginia corporation, CORPORATE ACCESS, INC., a Massachusetts corporation, INTERACTIVE SOFTWARE SYSTEMS INCORPORATED, a Colorado corporation, U.S. COMMUNICATIONS, INC., a Maryland corporation, INVENTURE GROUP, INC., a Pennsylvania corporation, and MIS TECHNOLOGIES, INC., an Oklahoma corporation (collectively, with all persons or entities described in clause
(iii) below, the "Borrowers"), all such corporations having principal offices at the locations set forth on SCHEDULE 3 to the hereinafter defined Loan Agreement; and (iii) each other person or entity hereafter becoming a "Borrower" party to the Loan Agreement by having executed and delivered, among other things, a "Joinder Agreement" pursuant to the Loan Agreement. Capitalized terms used, but not defined, in this Modification shall have the meanings attributed to such terms in the Loan Agreement.


                         W I T N E S S E T H  T H A T:

               WHEREAS, pursuant to the terms and conditions of a certain Business Loan and Security Agreement dated as of April 15, 1998 (the "Loan Agreement"), by and among the Borrowers and the Lender, the Borrowers obtained a loan (the "Loan") from the Lender in the maximum principal amount of Thirty-five Million and No/100 Dollars ($35,000,000.00), evidenced by a certain Revolving Promissory Note dated April 15, 1998 (together with all extensions, renewals, modifications and substitutions thereof or therefor, the "Note"), made by the Borrowers and payable to the order of the Lender, in the maximum principal amount of Thirty-five Million and No/100 Dollars ($35,000,000.00), and secured by, among other things, certain collateral more fully described in Article III,
Section 1 of the Loan Agreement; and

               WHEREAS, the Borrowers have requested, and the Lender has agreed, to increase the maximum principal amount of the Loan from Thirty-five Million and No/100 Dollars ($35,000,000.00) to Fifty Million and No/100 Dollars ($50,000,000.00); and

               WHEREAS, the Lender has requested, and the Borrowers have agreed, to modify the interest rate payable pursuant to the Note and amend certain covenants set forth in the Loan Agreement; and

               WHEREAS, the Lender and the Borrowers desire to confirm their agreements, as hereinafter provided.

               NOW THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. The foregoing recitals are hereby incorporated herein by this reference and made a part hereof, with the same force and effect as if fully set forth herein.

         2. The aggregate maximum principal amount of the Loan shall be increased to Fifty Million and No/100 Dollars ($50,000,000.00), and the Margin (as defined in the Note) shall be amended, in each case effective simultaneously with the execution and delivery of (a) this Modification; (b) the Allonge (hereinafter defined); (c) the Ancillary Loan Document Modification (hereinafter defined); (d) the Stock Security Agreement Modification (hereinafter defined);
(e) duly adopted resolutions of the Board of Directors of each Borrower, certified as true, correct and complete by the applicable corporate secretary of each Borrower, authorizing the execution and delivery of this Modification and all other documents, instruments and agreements described herein, and the performance by each Borrower of its obligations contemplated hereby; and (f) an opinion of the Borrowers' counsel (including, without limitation, the opinion required pursuant to Section 8 hereof), in form and substance satisfactory to the Lender in all respects.

         3. Simultaneously with the effectiveness of the increase to the maximum principal amount of the Loan referenced in Section 2 above, the definitions of "Commitment Amount", "Facility", "Loan", "Note", and "Stock Security Agreement", set forth in the "Certain Definitions" section of the Loan Agreement shall be automatically deleted in their entirety and the following substituted in lieu thereof:


                    ""COMMITMENT AMOUNT" shall mean Fifty Million and No/100 Dollars ($50,000,000.00), or if the maximum aggregate commitment of the Lender hereunder is reduced pursuant to the terms of this Agreement (including, without limitation, the terms of Section 5 of Article I of this Agreement), such lesser amount.


                    "FACILITY" shall mean the revolving credit facility being extended pursuant to this Agreement in the maximum principal amount of Fifty Million and No/100 Dollars ($50,000,000.00), with a sub-limit of Fifteen Million and No/100 Dollars ($15,000,000.00) for Letters of Credit.


                    "LOAN" shall mean the loans made by the Lender to the Borrowers in the aggregate maximum principal amount of Fifty Million and No/100 Dollars ($50,000,000.00), or so much thereof as shall be advanced or readvanced from time to time, which are represented by the Facility, and which shall be evidenced by, bear interest and be payable in accordance with the terms and provisions set forth in the Note."

                    "NOTE" shall mean that certain Revolving Promissory Note dated April 15, 1998, made by the Borrowers and payable to the order of the Lender in the original maximum principal amount of Thirty-five Million and No/100 Dollars ($35,000,000.00), as modified and increased pursuant to that certain Allonge and First Modification to Revolving Promissory Note dated December 22, 1998, by and among the Borrowers and the Lender, and/or any other promissory note(s) executed, issued and delivered pursuant to this Agreement, together with all extensions, renewals, modifications and substitutions thereof or therefor.

                    "STOCK SECURITY AGREEMENT" shall mean that certain Stock Security Agreement dated as of April 15, 1998, by and between the Parent Company and the Lender, as amended by that certain First Modification to Stock Security Agreement dated December 22, 1998, by and between the Parent Company and the Lender, together with any and all other amendments and/or modifications thereof."

         4. Simultaneously with the effectiveness of the increase to the maximum principal amount of the Loan referenced in Section 2 above, Section 7 of Article I of the Loan Agreement shall be automatically deleted in its entirety and the following substituted in lieu thereof:


              "7. COMMITMENT FEE. So long as any amounts remain outstanding in connection with the Facility, or the Lender has any obligation to make any advance in connection therewith, the Borrowers agree to pay to the Lender, in addition to principal, interest and other sums payable under the Note, a quarter-annual commitment fee (the "Commitment Fee"), at the annual percentage rate of one-half of one percent (.50%), calculated on the difference between (i) the Commitment Amount, and (ii) the average daily outstanding principal balance of the Facility (including the face amounts of all outstanding Letters of Credit) during the applicable quarter-annual period. The Commitment Fee shall be calculated on the basis of the actual number of days elapsed and a three hundred sixty (360) day year, shall be due for any quarter during which the Lender has any obligation in connection with the Facility, and shall be payable in arrears, commencing on December 31, 1998 and continuing on the last day of every third (3rd) calendar month thereafter so long as this Agreement remains in effect."


It is expressly understood and agreed that the Commitment Fee payable on December 31, 1998 shall be calculated using the formula set forth in the Loan Agreement (prior to giving effect to this Modification) for the period, commencing on October 1, 1998 and ending on the day immediately preceding the date of this Modification, and shall be calculated using the formula set forth in this Section 4 above for the period, commencing on the date of this Modification and ending on December 31, 1998.

         5. Simultaneously with the effectiveness of the increase to the maximum principal amount of the Loan referenced in Section 2 above, EXHIBIT 1 attached to the Loan Agreement shall be automatically deleted in its entirety and the
EXHIBIT 1 attached hereto shall be substituted in lieu thereof.

         6. Simultaneously with the execution and delivery of this Modification, the Borrowers shall execute and deliver an Allonge and First Modification to Revolving Promissory Note (the "Allonge"), in form and substance acceptable to the Lender in all respects, pursuant to which the aggregate maximum principal amount of the Note shall be increased from Thirty-five Million and No/100 Dollars ($35,000,000.00) to Fifty Million and No/100 Dollars ($50,000,000.00),
and the Margin shall be amended, as more fully set forth in the Allonge; it being understood and agreed that the Allonge shall automatically become effective and in full force and effect upon the effectiveness of the increase in the maximum principal amount of the Loan, as contemplated by Section 2 above.

         7. Simultaneously with the execution and delivery of this Modification, the Borrowers shall execute and deliver to the Lender a First Modification to Ancillary Loan Documents (the "Ancillary Loan Document Modification"), in form and substance acceptable to the Lender in all respects, pursuant to which the Borrowers shall acknowledge, agree and confirm, among other things, that any and all documents, instruments and agreements heretofore executed, issued and/or delivered by one or more of the Borrowers in connection with the Loan, and which secured repayment of the Loan, shall secure repayment of the Loan, as modified and increased pursuant to the terms of this Modification.

         8. Simultaneously with the execution and delivery of this Modification, the Parent Company shall execute and deliver to the Lender (i) a First Modification to Stock Security Agreement in form and substance satisfactory to the Lender in all respects (the "Stock Security Agreement Modification"), pursuant to which, among other things, the Parent Company shall acknowledge and confirm that all of its right, title and interest in and to all of the issued and outstanding capital stock of Linc Systems Corporation, a Connecticut corporation ("Linc"), PowerCrew, Inc., a Pennsylvania corporation ("PowerCrew"), Louden Associates, Inc., a Maryland corporation ("Louden"), Decisions Support Technology, Inc., a Delaware corporation ("DST") and Global Core Strategies Acquisition, Inc., a Delaware corporation ("Global Core", and together with Linc, PowerCrew, Louden and DST, collectively, the "New Companies"), together with all conversion, voting or other rights appurtenant thereto, secures repayment of the Loan; (ii) blank stock powers, together with all of the original stock certificates evidencing the Parent Company's ownership of all of the issued and outstanding capital stock of the New Companies; and (iii) an opinion of counsel with respect to the execution, delivery and performance by the Parent Company of the Stock Security Agreement Modification, in form and substance acceptable to the Lender in all respects.

         9. Notwithstanding anything set forth in the Loan Agreement to the contrary (including, without limitation, anything to the contrary set forth in Section 1(d) of Article VII of the Loan Agreement), no Borrower shall directly or indirectly (i) merge with or acquire any entity, or (ii) purchase all or substantially all of the assets of any person or entity, in either case without the prior written consent of the Lender; it being understood and agreed that (a) the Lender shall grant or deny its consent to the proposed acquisition of certain assets or ownership interests of a company known as Dimensional, within five (3) business days of the Lender's receipt of the Borrower's written request for such consent, accompanied by any and all documents, instruments and agreements relating to such acquisition deemed necessary or appropriate by the Lender to grant or deny its consent; and (b) on or about April 1, 1999, the Borrowers and the Lender shall amend or modify Section 1(d) of Article VII of the Loan Agreement, in accordance with Section 10 of Article XII of the Loan Agreement (the "Acquisition Criteria Modification"), by adopting mutually agreeable terms and conditions for acquisitions by any Borrower of the assets or ownership interests of any company or entity, in form and substance substantially similar to the acquisition criteria set forth in Section 1(d) of
Article VII of the Loan Agreement (prior to giving effect to this Modification). Notwithstanding the foregoing, any dollar limitations that may be imposed by the Acquisition Criteria Modification need not be substantially similar to the dollar limitations set forth in Section 1(d)(i) of Article VII of the Loan Agreement (prior to giving effect to this Modification).

         10. The Borrowers hereby represent, warrant, acknowledge and agree that
(i) there are no set-offs or defenses against the Note (as modified pursuant to the Allonge), the Loan Agreement (as modified hereby) or any other Loan Document (as modified pursuant to the Ancillary Loan Document Modification); (ii) except as specifically amended hereby, all of the terms and conditions of the Note, the Loan Agreement and the other Loan Documents (including, without limitation, that certain letter agreement dated December 10, 1998, issued by the Lender and accepted by the Borrowers, pursuant to which the Lender granted its consent to Global Core's acquisition of certain assets, subject to the terms thereof) shall remain unmodified and in full force and effect; (iii) the Note (as modified pursuant to the Allonge), the Loan Agreement (as modified hereby) and the other Loan Documents (as modified pursuant to the Ancillary Loan Document Modification) are hereby expressly approved, ratified and confirmed; (iv) the additional proceeds of the Loan made available to the Borrowers pursuant to the terms of this Modification and the Allonge shall be used solely for the purposes expressly permitted pursuant to the Loan Agreement (as modified hereby); and (v) the execution, delivery and performance by each Borrower of this Modification, the Allonge, and the Ancillary Loan Document Modification, and by the Parent Company of the Stock Security Agreement Modification, (a) is within its corporate powers, (b) has been duly authorized by all necessary corporate action, and (c) does not require the consent or approval of any other person or entity.

         11. Concurrent with the execution of this Modification, the Borrowers shall pay all of the Lender's costs and expenses associated with this Modification and the transactions referenced herein or contemplated hereby, including, without limitation, the Lender's reasonable legal fees and expenses.

         12. This Modification shall be governed by the laws of the Commonwealth of Virginia and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         13. This Modification may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall be deemed one and the same instrument.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

               IN WITNESS WHEREOF, the undersigned have executed this Modification on the day and year first above written.

                                             BORROWERS:

ATTEST:                                      CONDOR TECHNOLOGY SOLUTIONS,
[Corporate Seal]                             INC., a Delaware corporation

By:    /s/ John F. McCabe                    By:     /s/ William J. Caragol, JR.
Name:  John F. McCabe                        Name:   William J. Caragol, Jr.
Title:   Secretary                           Title:       Vice President

ATTEST:                                      MANAGEMENT SUPPORT
[Corporate Seal]                             TECHNOLOGY CORP., a Delaware
                                             corporation

By:   /s/ John F. McCabe                     By:    /s/ William J. Caragol, JR.
Name:  John F. McCabe                        Name:   William J. Caragol, Jr.
Title:    Secretary                          Title:       Vice President

ATTEST:                                      COMPUTER HARDWARE
[Corporate Seal]                             MAINTENANCE COMPANY, INC.,
                                             a Pennsylvania corporation


By:  /s/ John F. McCabe                      By:    /s/ William J. Caragol, JR.
Name:  John F. McCabe                        Name:   William J. Caragol, Jr.
Title:    Secretary                          Title:       Vice President

ATTEST:                                      FEDERAL COMPUTER
[Corporate Seal]                             CORPORATION, a Virginia corporation


By:  /s/ John F. McCabe                      By:    /s/ William J. Caragol, JR.
Name:  John F. McCabe                        Name:   William J. Caragol, Jr.
Title:    Secretary                          Title:       Vice President

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

ATTEST:                                      CORPORATE ACCESS, INC., a
[Corporate Seal]                             Massachusetts corporation

By:  /s/ John F. McCabe                      By:    /s/ William J. Caragol, JR.
Name:  John F. McCabe                        Name:   William J. Caragol, Jr.
Title:    Secretary                          Title:       Vice President

ATTEST:                                      INTERACTIVE SOFTWARE SYSTEMS
[Corporate Seal]                             INCORPORATED, a Colorado
                                             corporation

By:  /s/ John F. McCabe                      By:    /s/ William J. Caragol, JR.
Name:  John F. McCabe                        Name:   William J. Caragol, Jr.
Title:    Secretary                          Title:       Vice President

ATTEST:                                      U.S. COMMUNICATIONS, INC., a
[Corporate Seal]                             Maryland corporation

By:  /s/ John F. McCabe                      By:    /s/ William J. Caragol, JR.
Name:  John F. McCabe                        Name:   William J. Caragol, Jr.
Title:    Secretary                          Title:       Vice President


ATTEST:                                      INVENTURE GROUP, INC., a
[Corporate Seal]                             Pennsylvania corporation

By:  /s/ John F. McCabe                      By:    /s/ William J. Caragol, JR.
Name:  John F. McCabe                        Name:   William J. Caragol, Jr.
Title:    Secretary                          Title:       Vice President


ATTEST:                                      MIS TECHNOLOGIES, INC., an
[Corporate Seal]                             Oklahoma corporation

By:  /s/ John F. McCabe                      By:    /s/ William J. Caragol, JR.
Name:  John F. McCabe                        Name:   William J. Caragol, Jr.
Title:    Secretary                          Title:       Vice President


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                             LENDER:

                                             FIRST UNION COMMERCIAL CORPORATION,
                                             a North Carolina corporation

                                             By:    /s/ Richard S. Schmersal
                                             Name:      Richard S. Schmersal
                                             Title:     Vice President

           ALLONGE AND FIRST MODIFICATION TO REVOLVING PROMISSORY NOTE


              THIS ALLONGE AND FIRST MODIFICATION TO REVOLVING PROMISSORY NOTE (this "Allonge") is made as of the 22nd day of December, 1998, by and among (i) FIRST UNION COMMERCIAL CORPORATION, a North Carolina corporation (the "Lender"), having offices at 1970 Chain Bridge Road, 9th Floor, McLean, Virginia 22102;
(ii) CONDOR TECHNOLOGY SOLUTIONS, INC., a Delaware corporation (the "Parent Company"); MANAGEMENT SUPPORT TECHNOLOGY CORP., a Delaware corporation, COMPUTER HARDWARE MAINTENANCE COMPANY, INC., a Pennsylvania corporation, FEDERAL COMPUTER CORPORATION, a Virginia corporation, CORPORATE ACCESS, INC., a Massachusetts corporation, INTERACTIVE SOFTWARE SYSTEMS INCORPORATED, a Colorado corporation, U.S. COMMUNICATIONS, INC., a Maryland corporation, INVENTURE GROUP, INC., a Pennsylvania corporation, and MIS TECHNOLOGIES, INC., an Oklahoma corporation (collectively, with all persons or entities described in clause (iii) below, the "Borrowers"), all such corporations having principal offices at the locations set forth on SCHEDULE 3 to the hereinafter defined Loan Agreement; and (iii) each other person or entity hereafter becoming a "Borrower" party to the Loan Agreement by having executed and delivered, among other things, a "Joinder Agreement" pursuant to the Loan Agreement. Capitalized terms used, but not defined, in this Allonge shall have the meanings attributed to such terms in the Loan Agreement.


                         W I T N E S S E T H  T H A T:


              WHEREAS, pursuant to the terms and conditions of a certain Business Loan and Security Agreement dated as of April 15, 1998 (as amended by the hereinafter defined First Modification, the "Loan Agreement"), by and among the Borrowers and the Lender, the Borrowers obtained a loan (the "Loan") from the Lender in the maximum principal amount of Thirty-five Million and No/100 Dollars ($35,000,000.00), evidenced by a certain Revolving Promissory Note dated April 15, 1998 (together with all extensions, renewals, modifications and substitutions thereof or therefor, the "Note"), made by the Borrowers and payable to the order of the Lender, in the maximum principal amount of Thirty-five Million and No/100 Dollars ($35,000,000.00), and secured by, among other things, certain collateral more fully described in Section 1 of Article III of the Loan Agreement; and


              WHEREAS, the Borrowers and the Lender have entered into a certain First Modification to Business Loan and Security Agreement of even date herewith (the "First Modification"), pursuant to which, among other things, the Borrowers and the Lender have agreed to increase the maximum principal amount of the Loan and amend the interest rate payable under the Note; and


              WHEREAS, the Borrowers and the Lender desire to enter into this Allonge to evidence such increase of the maximum principal amount of the Loan and amendment to the interest rate payable under the Note, as hereinafter provided.

              NOW THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. The foregoing recitals are hereby incorporated herein by this reference and made a part hereof, with the same force and effect as if fully set forth herein.

         2. Subject to the terms and conditions of the Loan Agreement (as modified by the First Modification), the maximum principal amount of the Note is hereby increased to Fifty Million and No/100 Dollars ($50,000,000.00). From and after the date hereof, the Borrowers shall have the right to borrow and re-borrow an amount not to exceed the maximum principal amount of the Note, as increased pursuant to this Allonge, subject to the terms and conditions of the Loan Agreement (as modified by the First Modification).

         3. Notwithstanding anything to the contrary set forth in the Note, during the period from the date hereof until April 1, 1999, the applicable Additional Base Rate Interest Margin and the applicable Additional LIBOR Interest Rate Margin (referred to collectively in the Note as the "Margin") shall be as follows:


                                        Additional Base Rate      Additional LIBOR
                                          Interest Margin       Interest Rate Margin
           Pricing Ratio
-------------------------------------  -----------------------  ----------------------
Less than 2.5 to 1.0                           1.00%                    2.25%

Equal to or greater than 2.5 to                1.25%                    2.50%
1.0, but less than 3.0 to 1.0

Equal to or greater than 3.0 to 1.0            1.50%                    2.75%

          From and after April 1, 1999, the Margin shall be as follows:


                                        Additional Base Rate      Additional LIBOR
                                          Interest Margin       Interest Rate Margin
           Pricing Ratio
-------------------------------------  -----------------------  ----------------------
Less than 1.5 to 1.0                            .50%                    1.75%

Equal to or greater than 1.5 to 1.0,            .75%                    2.00%
but less than 2.0 to 2.0

Equal to or greater than 2.0 to                1.00%                    2.25%
1.0, but less than 2.5 to 1.0

Equal to or greater than 2.5 to                1.25%                    2.50%
1.0, but less than 3.0 to 1.0

Equal to or greater than 3.0 to 1.0            1.50%                    2.75%



         4. This Allonge shall be physically annexed to the Note and shall evidence the increase in the maximum principal amount and amendment to the Margin table.

         5. The Borrowers hereby acknowledge and agree that as of the date hereof, (i) there are no set-offs or defenses against and no defaults under the Note (as modified hereby) or any other Loan Document; and (ii) no act, event or condition has occurred which, with notice or the passage of time, or both, would constitute a default under the Note or any other Loan Document.

         6. Except as hereby expressly modified, the Note shall be and remain unchanged and in full force and effect, and the same is hereby expressly approved, ratified and confirmed.

         7. This Allonge shall be governed by the laws of the Commonwealth of Virginia and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns.

         8. This Allonge may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall be deemed one and the same instrument.

      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK - SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the undersigned have executed this Allonge on the day and year first above written.

                                   BORROWERS:


ATTEST:                                      CONDOR TECHNOLOGY SOLUTIONS,
[Corporate Seal]                             INC., a Delaware corporation

By:    /s/ John F. McCabe                    By:     /s/ William J. Caragol, JR.
Name:  John F. McCabe                        Name:   William J. Caragol, Jr.
Title:   Secretary                           Title:       Vice President

ATTEST:                                      MANAGEMENT SUPPORT
[Corporate Seal]                             TECHNOLOGY CORP., a Delaware
                                             corporation

By:   /s/ John F. McCabe                     By:    /s/ William J. Caragol, JR.
Name:  John F. McCabe                        Name:   William J. Caragol, Jr.
Title:    Secretary                          Title:       Vice President

ATTEST:                                      COMPUTER HARDWARE
[Corporate Seal]                             MAINTENANCE COMPANY, INC.,
                                             a Pennsylvania corporation


By:  /s/ John F. McCabe                      By:    /s/ William J. Caragol, JR.
Name:  John F. McCabe                        Name:   William J. Caragol, Jr.
Title:    Secretary                          Title:       Vice President

ATTEST:                                      FEDERAL COMPUTER
[Corporate Seal]                             CORPORATION, a Virginia corporation


By:  /s/ John F. McCabe                      By:    /s/ William J. Caragol, JR.
Name:  John F. McCabe                        Name:   William J. Caragol, Jr.
Title:    Secretary                          Title:       Vice President

ATTEST:                                      CORPORATE ACCESS, INC., a
[Corporate Seal]                             Massachusetts corporation

By:  /s/ John F. McCabe                      By:    /s/ William J. Caragol, JR.
Name:  John F. McCabe                        Name:   William J. Caragol, Jr.
Title:    Secretary                          Title:       Vice President

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

ATTEST:                                      INTERACTIVE SOFTWARE SYSTEMS
[Corporate Seal]                             INCORPORATED, a Colorado
                                             corporation

By:  /s/ John F. McCabe                      By:    /s/ William J. Caragol, JR.
Name:  John F. McCabe                        Name:   William J. Caragol, Jr.
Title:    Secretary                          Title:       Vice President

ATTEST:                                      U.S. COMMUNICATIONS, INC., a
[Corporate Seal]                             Maryland corporation

By:  /s/ John F. McCabe                      By:    /s/ William J. Caragol, JR.
Name:  John F. McCabe                        Name:   William J. Caragol, Jr.
Title:    Secretary                          Title:       Vice President


ATTEST:                                      INVENTURE GROUP, INC., a
[Corporate Seal]                             Pennsylvania corporation

By:  /s/ John F. McCabe                      By:    /s/ William J. Caragol, JR.
Name:  John F. McCabe                        Name:   William J. Caragol, Jr.
Title:    Secretary                          Title:       Vice President


ATTEST:                                      MIS TECHNOLOGIES, INC., an
[Corporate Seal]                             Oklahoma corporation

By:  /s/ John F. McCabe                      By:    /s/ William J. Caragol, JR.
Name:  John F. McCabe                        Name:   William J. Caragol, Jr.
Title:    Secretary                          Title:       Vice President



                                             LENDER:

                                             FIRST UNION COMMERCIAL CORPORATION,
                                             a North Carolina corporation

                                             By:    /s/ Richard S. Schmersal
                                             Name:      Richard S. Schmersal
                                             Title:     Vice President

                 FIRST MODIFICATION TO ANCILLARY LOAN DOCUMENTS


         THIS FIRST MODIFICATION TO ANCILLARY LOAN DOCUMENTS (this "Modification") is made as of the 22nd day of December, 1998, by and among (i) FIRST UNION COMMERCIAL CORPORATION, a North Carolina corporation (the "Lender"), having offices at 1970 Chain Bridge Road, 9th Floor, McLean, Virginia 22102;
(ii) CONDOR TECHNOLOGY SOLUTIONS, INC., a Delaware corporation (the "Parent Company"); MANAGEMENT SUPPORT TECHNOLOGY CORP., a Delaware corporation, COMPUTER HARDWARE MAINTENANCE COMPANY, INC., a Pennsylvania corporation, FEDERAL COMPUTER CORPORATION, a Virginia corporation, CORPORATE ACCESS, INC., a Massachusetts corporation, INTERACTIVE SOFTWARE SYSTEMS INCORPORATED, a Colorado corporation, U.S. COMMUNICATIONS, INC., a Maryland corporation, INVENTURE GROUP, INC., a Pennsylvania corporation, and MIS TECHNOLOGIES, INC., an Oklahoma corporation (collectively, with all persons or entities described in clause (iii) below, the "Borrowers"), all such corporations having principal offices at the locations set forth on SCHEDULE 3 to the hereinafter defined Loan Agreement; and (iii) each other person or entity hereafter becoming a "Borrower" party to the Loan Agreement by having executed and delivered, among other things, a "Joinder Agreement" pursuant to the Loan Agreement. Capitalized terms used, but not defined, in this Modification shall have the meanings attributed to such terms in the Loan Agreement.


                         W I T N E S S E T H  T H A T:


         WHEREAS, pursuant to the terms and conditions of a certain Business Loan and Security Agreement dated as of April 15, 1998 (as amended by the hereinafter defined First Modification, the "Loan Agreement"), by and among the Borrowers and the Lender, the Borrowers obtained a loan (the "Loan") from the Lender in the maximum principal amount of Thirty-five Million and No/100 Dollars ($35,000,000.00), evidenced by a certain Revolving Promissory Note dated April 15, 1998 (together with all extensions, renewals, modifications and substitutions thereof or therefor, the "Note"), made by the Borrowers and payable to the order of the Lender in the maximum principal amount of Thirty-five Million and No/100 Dollars ($35,000,000.00), and secured by, among other things, certain collateral more fully described in Section 1 of Article III of the Loan Agreement; and


         WHEREAS, pursuant to the terms of a certain First Modification to Business Loan and Security Agreement of even date herewith (the "First Modification"), the Borrowers and Lender agreed to, among other things, increase the maximum principal amount of the Loan to Fifty Million and No/100 Dollars ($50,000,000.00); and


         WHEREAS, the Lender requires the Borrowers to execute and deliver this Modification to confirm that certain Loan Documents executed and delivered by the Borrowers in connection with the Loan Agreement and securing repayment of the Loan shall secure repayment of the Loan, as increased pursuant to the terms of the First Modification.

         NOW THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. The foregoing recitals are hereby incorporated herein by this reference and made a part hereof, with the same force and effect as if fully set forth herein.

         2. The Borrowers hereby acknowledge and agree that any and all documents, instruments and agreements heretofore executed, issued and/or delivered by one or more of the Borrowers in connection with the Loan, and which secured repayment of the Loan (collectively, the "Ancillary Loan Documents"), shall secure repayment of the Loan, as modified and increased pursuant to the terms of the First Modification, and all references to the "Loan" and "Note" set forth in the Ancillary Loan Documents shall mean the Loan (as modified and increased pursuant to the First Modification), and the Note (as modified and increased pursuant to that certain Allonge and First Modification to Revolving Promissory Note of even date herewith by and among the Borrowers and the Lender).

         3. Except as expressly modified hereby, the Ancillary Loan Documents shall be and remain unchanged and in full force and effect, and as so modified, the same are hereby expressly approved, ratified and confirmed.

         4. This Modification shall be governed by the laws of the Commonwealth of Virginia and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns.

         5. This Modification may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall be deemed one and the same instrument.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned have executed this Modification on the day and year first above written.


                                             BORROWERS:

ATTEST:                                      CONDOR TECHNOLOGY SOLUTIONS,
[Corporate Seal]                             INC., a Delaware corporation

By:    /s/ John F. McCabe                    By:     /s/ William J. Caragol, JR.
Name:  John F. McCabe                        Name:   William J. Caragol, Jr.
Title:   Secretary                           Title:       Vice President

ATTEST:                                      MANAGEMENT SUPPORT
[Corporate Seal]                             TECHNOLOGY CORP., a Delaware
                                             corporation

By:   /s/ John F. McCabe                     By:    /s/ William J. Caragol, JR.
Name:  John F. McCabe                        Name:   William J. Caragol, Jr.
Title:    Secretary                          Title:       Vice President

ATTEST:                                      COMPUTER HARDWARE
[Corporate Seal]                             MAINTENANCE COMPANY, INC.,
                                             a Pennsylvania corporation


By:  /s/ John F. McCabe                      By:    /s/ William J. Caragol, JR.
Name:  John F. McCabe                        Name:   William J. Caragol, Jr.
Title:    Secretary                          Title:       Vice President

ATTEST:                                      FEDERAL COMPUTER
[Corporate Seal]                             CORPORATION, a Virginia corporation


By:  /s/ John F. McCabe                      By:    /s/ William J. Caragol, JR.
Name:  John F. McCabe                        Name:   William J. Caragol, Jr.
Title:    Secretary                          Title:       Vice President

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

ATTEST:                                      CORPORATE ACCESS, INC., a
[Corporate Seal]                             Massachusetts corporation

By:  /s/ John F. McCabe                      By:    /s/ William J. Caragol, JR.
Name:  John F. McCabe                        Name:   William J. Caragol, Jr.
Title:    Secretary                          Title:       Vice President

ATTEST:                                      INTERACTIVE SOFTWARE SYSTEMS
[Corporate Seal]                             INCORPORATED, a Colorado
                                             corporation

By:  /s/ John F. McCabe                      By:    /s/ William J. Caragol, JR.
Name:  John F. McCabe                        Name:   William J. Caragol, Jr.
Title:    Secretary                          Title:       Vice President

ATTEST:                                      U.S. COMMUNICATIONS, INC., a
[Corporate Seal]                             Maryland corporation

By:  /s/ John F. McCabe                      By:    /s/ William J. Caragol, JR.
Name:  John F. McCabe                        Name:   William J. Caragol, Jr.
Title:    Secretary                          Title:       Vice President


ATTEST:                                      INVENTURE GROUP, INC., a
[Corporate Seal]                             Pennsylvania corporation

By:  /s/ John F. McCabe                      By:    /s/ William J. Caragol, JR.
Name:  John F. McCabe                        Name:   William J. Caragol, Jr.
Title:    Secretary                          Title:       Vice President


ATTEST:                                      MIS TECHNOLOGIES, INC., an
[Corporate Seal]                             Oklahoma corporation

By:  /s/ John F. McCabe                      By:    /s/ William J. Caragol, JR.
Name:  John F. McCabe                        Name:   William J. Caragol, Jr.
Title:    Secretary                          Title:       Vice President


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                             LENDER:

                                             FIRST UNION COMMERCIAL CORPORATION,
                                             a North Carolina corporation

                                             By:    /s/ Richard S. Schmersal
                                             Name:      Richard S. Schmersal
                                             Title:     Vice President

                 FIRST MODIFICATION TO STOCK SECURITY AGREEMENT

         THIS FIRST MODIFICATION TO STOCK SECURITY AGREEMENT (this "Modification") is made as of the 22nd day of December, 1998, by and between (i) FIRST UNION COMMERCIAL CORPORATION, a North Carolina corporation (the "Lender"), having offices at 1970 Chain Bridge Road, 9th Floor, McLean, Virginia 22102; and
(ii) CONDOR TECHNOLOGY SOLUTIONS, INC., a Delaware corporation, having its principal place of business at Annapolis Office Plaza, 170 Jennifer Road, Suite 325, Annapolis, Maryland 21401 (the "Pledgor"). Capitalized terms used but not defined in this Modification shall have the meanings attributed to such terms in the hereinafter defined Loan Agreement.

                         W I T N E S S E T H  T H A T:


         WHEREAS, pursuant to the terms and conditions of a certain Business Loan and Security Agreement dated as of April 15, 1998 (as amended by the hereinafter defined First Modification, the "Loan Agreement"), by and among the Borrowers (as defined and listed on SCHEDULE 1 hereto) and the Lender, the Borrowers obtained a loan (the "Loan") from the Lender in the maximum principal amount of Thirty-five Million and No/100 Dollars ($35,000,000.00), evidenced by a certain Revolving Promissory Note dated April 15, 1998 (together with all extensions, renewals, modifications and substitutions thereof or therefor, the "Note"), made by the Borrowers and payable to the order of the Lender in the maximum principal amount of Thirty-five Million and No/100 Dollars ($35,000,000.00), and secured by, among other things, certain shares of stock more fully described in that certain Stock Security Agreement dated as of April 15, 1998 (the "Stock Security Agreement"), made by and between the Pledgor and the Lender; and

         WHEREAS, pursuant to the terms of a certain First Modification to Business Loan and Security Agreement of even date herewith (the "First Modification"), the Borrowers and Lender have agreed to, among other things, increase the maximum principal amount of the Loan to Fifty Million and No/100 Dollars ($50,000,000.00); and

         WHEREAS, the Lender requires that the Pledgor acknowledge and confirm that (i) all of its right, title and interest in and to all of the issued and outstanding capital stock of Linc Systems Corporation, a Connecticut corporation, PowerCrew, Inc., a Pennsylvania corporation, Louden Associates, Inc., a Maryland corporation, Decisions Support Technology, Inc., a Delaware corporation and Global Core Strategies Acquisition, Inc., a Delaware corporation (each, a "New Company" and collectively, the "New Companies"), and any other common or preferred stock of the New Companies, whether now or hereafter issued or outstanding, and whether now or hereafter acquired by the Pledgor, together with all conversion, voting or other rights appurtenant thereto, including, but not limited to, the right to receive all dividends and/or other distributions payable to the Pledgor by virtue of the Pledgor's ownership of such capital stock, and all proceeds thereof, additions thereto and substitutions thereof (collectively, the "New Company Stock"), secures repayment of the Loan (as increased pursuant to the First Modification); and (ii) the New Company Stock is subject to the terms and conditions of the Stock Security Agreement, as hereinafter provided.

         NOW THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


         1. The foregoing recitals are hereby incorporated herein by this reference and made a part hereof, with the same force and effect as if fully set forth herein.

         2. The Pledgor hereby expressly acknowledges, agrees and confirms that the Pledgor has heretofore granted a conveyed to the Lender a valid and binding first lien security interest in and to the New Company Stock pursuant to the Stock Security Agreement and the Loan Agreement, and that the New Company Stock shall be and remain subject to all terms and provisions of such documents and all other Loan Documents, as applicable. The Pledgor shall deliver to the Lender the original New Company Stock certificate(s), together with a fully executed blank stock power in favor of the Lender (i) concurrent with the execution of this Modification, as to the shares of the New Company Stock acquired by the Pledgor on or prior to the date hereof, and (ii) immediately following the acquisition by the Pledgor, as to any and all other New Company Stock acquired by Pledgor after the date of hereof.

         3. The Pledgor hereby represents and warrants as follows:

              (a) That the Pledgor owns the New Company Stock free and clear of any and all liens, security interests, claims, charges and other encumbrances whatsoever (except for the security interest granted to the Lender);


              (b) That the New Company Stock has been duly authorized and validly issued, and is fully paid and nonassessable;

              (c) That the Lender's possession of the certificates for the New Company Stock establishes a valid and perfected first lien priority interest therein, securing repayment of the Obligations in accordance with the terms of the Stock Security Agreement; and

              (d) That the Pledgor has the right to vote, pledge and grant a security interest in the New Company Stock pursuant to the terms of the Stock Security Agreement.

         4. SCHEDULE A to the Stock Security Agreement is hereby deleted in its entirety and SCHEDULE A attached hereto is substituted in lieu thereof.

         5. The Pledgor hereby acknowledges and agrees that, except as specifically amended hereby, all of the terms and conditions of the Stock Security Agreement shall remain unmodified and in full force and effect.


         6. This Modification shall be governed by the laws of the Commonwealth of Virginia and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns.

         7. This Modification may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall be deemed one and the same instrument.

         IN WITNESS WHEREOF, the undersigned have executed this Modification on the day and year first above written.


                                           PLEDGOR:

ATTEST:                                    CONDOR TECHNOLOGY SOLUTIONS,
[Corporate Seal]                           INC., a Delaware corporation

By:    /s/ John F. McCabe                  By:      /s/  William J. Caragol, Jr.
Name:  John F. McCabe                      Name:    William J. Caragol, Jr.
Title: Secretary                           Title:   Vice President

                                           LENDER:

                                           FIRST UNION COMMERCIAL
                                           CORPORATION, a North Carolina
                                           corporation

                                           By:     /s/ Richard M. Schmersal
                                           Name:   Richard M. Schmersal
                                           Title:  Vice President

                                   SCHEDULE 1


         For purposes of this Modification, "Borrowers" shall mean, collectively, Condor Technology Solutions, Inc., a Delaware corporation, Management Support Technology Corp., a Delaware corporation, Computer Hardware Maintenance Company, Inc., a Pennsylvania corporation, Federal Computer Corporation, a Virginia corporation, Corporate Access, Inc., a Massachusetts corporation, Interactive Software Systems Incorporated, a Colorado corporation, U.S. Communications, Inc., a Maryland corporation, InVenture Group, Inc., a Pennsylvania corporation, and MIS Technologies, Inc., an Oklahoma corporation, and each other person or entity joined as a "Borrower" pursuant to Section 10 of
Article I of the Loan Agreement.

                     SCHEDULE A TO STOCK SECURITY AGREEMENT

         All of the right, title and interest of Condor Technology Solutions, Inc. ("Pledgor") in and to all of the capital stock of the companies listed below (collectively, the "Companies"), whether common and/or preferred, and whether now or hereafter issued or outstanding, and whether now or hereafter acquired by Pledgor, together with all voting or other rights appurtenant thereto, including, but not limited to, the right to receive all dividends and/or other distributions payable to Pledgor by virtue of Pledgor's ownership of such capital stock, and all proceeds thereof, additions thereto and substitutions thereof.

        For the purposes hereof, the Companies shall mean the following:

(a)      Management Support Technology Corp., a Delaware corporation;
(b) Computer Hardware Maintenance Company, Inc., a Pennsylvania corporation;
(c)      Federal Computer Corporation, a Virginia corporation;
(d)      Corporate Access, Inc., a Massachusetts corporation;
(e)      Interactive Software Systems Incorporated, a Colorado corporation;
(f)      U.S. Communications, Inc., a Maryland corporation;
(g)      InVenture Group, Inc., a Pennsylvania corporation;
(h)      MIS Technologies, Inc., an Oklahoma corporation;
(i)      Global Core Strategies, Inc., a Connecticut corporation;
(j)      Linc Systems Corporation, a Connecticut corporation;
(k)      PowerCrew, Inc., a Pennsylvania corporation;
(l)      Louden Associates, Inc., a Maryland corporation;
(m)      Decisions Support Technology, Inc., a Delaware corporation; and
(n)      Any future wholly-owned subsidiary of Pledgor.